                               AMENDMENT No. 2
                                    to the
                  AMENdED AND RESTATED DECLARATION OF TRUST
                                      of
                     OPPENHEIMER NEW YORK MUNICIPAL FUND

      This  Amendment  Number 2 is made as of May 19,  2003 to the Amended and
Restated  Declaration  of Trust of  Oppenheimer  New York  Municipal Fund (the
"Trust"),  dated as of August 15, 2002, by and among the individual  executing this Amendment below on behalf of the Trustees of the Trust.

      WHEREAS,  the Trustees  established  Oppenheimer New York Municipal Fund as a trust fund under the laws of the Commonwealth of  Massachusetts,  for the investment and reinvestment of funds contributed thereto,  under a Declaration of Trust dated  August 21, 1995 as amended  and  restated  August 15, 2002 and amended by Amendment No. 1, January 14, 2003.

      WHEREAS,  the Trustees,  acting  pursuant to Section 12 of ARTICLE NINTH and  Section  4 of  ARTICLE  SEVENTH,  of the  Trust's  Amended  and  Restated
Declaration of Trust dated August 15, 2002,  desire to make a permitted change to  said  Amended  and  Restated  Declaration  of  Trust  without  shareholder approval  to  change  the  name  of the  Trust  named  "Oppenheimer  New  York
Municipal  Fund" as  established  under the  Declaration of Trust dated August
21, 1995;

      NOW,  THEREFORE,  the Trust's Amended and Restated  Declaration of Trust
is amended as follows:

      Article FIRST of the Trust's  Amended and Restated  Declaration of Trust
is hereby  amended by  changing  the name of the Trust from  "Oppenheimer  New
York Municipal Fund" to "Oppenheimer AMT-Free New York Municipals."

Acting  pursuant  to  Section 12 of ARTICLE  NINTH,  and  Section 4 of ARTICLE
SEVENTH, the undersigned signs this amendment by and on behalf of the Trust.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the
19th day of May, 2003.

/s/ Robert G. Galli                       /s/ Phillip A. Griffiths
---------------------------------         -----------------------------
Robert G. Galli                           Phillip A. Griffiths
19750 Beach Road                          97 Olden Lane
Jupiter Island, Florida 33469             Princeton, NJ  08540

/s/ John V. Murphy                        /s/ Joel W. Motley
---------------------------------         -----------------------------

John V. Murphy                            Joel W. Motley
43 Jonquil Lane                           409 Scarborough Road
Longmeadow, MA  01106                     Scarborough, NY  10510

/s/ Elizabeth B. Moynihan                 /s/ Kenneth A. Randall
---------------------------------         -----------------------------
Elizabeth B. Moynihan                     Kenneth A. Randall
801 Pennsylvania Ave., N.W.               6 Whittaker's Mill
Washington, D.C.  20004                   Williamsburg, VA  23185

/s/ Edward V. Regan                       /s/ Russell S. Reynolds, Jr.
---------------------------------         -----------------------------
Edward V. Regan                           Russell S. Reynolds, Jr.
67 Park Avenue                            98 Field Point Circle
New York, NY  10016                       Greenwich, CT  06830

/s/ Donald W. Spiro                       /s/ Clayton K. Yeutter
---------------------------------         -----------------------------
Donald W. Spiro                           Clayton K. Yeutter
399 Ski Trail                             10955 Martingale Court
Smoke Rise, NJ  07405                     Potomac, MD  20854

                               AMENDMENT No. 1
                                    to the
                  AMENdED AND RESTATED DECLARATION OF TRUST
                                      of
                     OPPENHEIMER NEW YORK MUNICIPAL FUND

      This  Amendment  Number 1 is made as of January  14, 2003 to the Amended and Restated  Declaration of Trust of Oppenheimer New York Municipal Fund (the
"Trust"),  dated as of August 15, 2002, by and among the individual  executing this Amendment below on behalf of the Trustees of the Trust.

      WHEREAS,  the Trustees  established  Oppenheimer New York Municipal Fund as a trust fund under the laws of the Commonwealth of  Massachusetts,  for the investment and reinvestment of funds contributed thereto,  under a Declaration of Trust dated August 21, 1995 as amended and restated August 15, 2002;

      WHEREAS,  the Trustees,  acting  pursuant to Section 12 of ARTICLE NINTH of the Trust's  Amended and  Restated  Declaration  of Trust dated  August 15,
2002,  desire  to  change  the  principal  place  of  business  of  the  Trust established  under the Amended and Restated  Declaration of Trust dated August
15, 2002;

      WHEREAS,  the Trustees,  acting  pursuant to Section 12 of ARTICLE NINTH and  Section  4 of  ARTICLE  SEVENTH,  of the  Trust's  Amended  and  Restated
Declaration of Trust dated August 15, 2002,  desire to make a permitted change to  said  Amended  and  Restated  Declaration  of  Trust  without  shareholder approval  to  change  the  name  of the  Trust  named  "Oppenheimer  New  York
Municipal  Fund" as  established  under the  Declaration of Trust dated August
21, 1995;

      NOW,  THEREFORE,  the Trust's Amended and Restated  Declaration of Trust
is amended as follows:

      ARTICLE FIRST of the Trust's  Amended and Restated  Declaration of Trust
is amended by changing the address of Oppenheimer  New York Municipal Fund, as follows:

      6803 South Tucson Way, Centennial, CO 80112.

      Article FIRST of the Trust's  Amended and Restated  Declaration of Trust
is hereby  amended by  changing  the name of the Trust from  "Oppenheimer  New
York Municipal Fund" to "Oppenheimer AMT-Free New York Municipals."

Acting  pursuant  to  Section 12 of ARTICLE  NINTH,  and  Section 4 of ARTICLE
SEVENTH, the undersigned signs this amendment by and on behalf of the Trust.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the
29th day of January , 2003.

/s/ Robert G. Galli                       /s/ Phillip A. Griffiths
---------------------------------         -----------------------------
Robert G. Galli                           Phillip A. Griffiths
19750 Beach Road                          97 Olden Lane
Jupiter Island, Florida 33469             Princeton, NJ  08540

                                          /s/ Benjamin Lipstein
                                          -----------------------------
                                          Benjamin Lipstein
                                          591 Breezy Hill Road
                                          Hillsdale, NY  12529

/s/ John V. Murphy                        /s/ Joel W. Motley
---------------------------------         -----------------------------
John V. Murphy                            Joel W. Motley
43 Jonquil Lane                           409 Scarborough Road
Longmeadow, MA  01106                     Scarborough, NY  10510

/s/ Elizabeth B. Moynihan                 /s/ Kenneth A. Randall
---------------------------------         -----------------------------
Elizabeth B. Moynihan                     Kenneth A. Randall
801 Pennsylvania Ave., N.W.               6 Whittaker's Mill
Washington, D.C.  20004                   Williamsburg, VA  23185

/s/ Edward V. Regan                       /s/ Russell S. Reynolds, Jr.
---------------------------------         -----------------------------
Edward V. Regan                           Russell S. Reynolds, Jr.
67 Park Avenue                            98 Field Point Circle
New York, NY  10016                       Greenwich, CT  06830

/s/ Donald W. Spiro                       /s/ Clayton K. Yeutter
---------------------------------         -----------------------------
Donald W. Spiro                           Clayton K. Yeutter
399 Ski Trail                             10955 Martingale Court
Smoke Rise, NJ  07405                     Potomac, MD  20854